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                                                                    Exhibit 99.3

                       [Mayer, Brown & Platt letterhead]



                                 April 29, 1999



Cabot Industrial Properties, L.P.
Two Center Plaza, Suite 200
Boston, MA 02108-1906

                      Re:      % Redeemable Notes due 200_

Ladies and Gentlemen:

     We have acted as counsel to Cabot Industrial Properties, L.P., a Delaware limited partnership (the "Operating Partnership") of which Cabot Industrial Trust (the "Company") is the sole general partner, in connection with the sale
of the Operating Partnership's    % Redeemable Notes due 200_ ( the "Debt
Securities"), as set forth in the Form S-3 Registration Statement, File No. 333-71585 (the "Registration Statement"), filed with Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act"), the prospectus (the "Prospectus") which is a part of the Registration Statement and the supplement thereto that describes the Debt Securities (the "Prospectus Supplement"). The Debt Securities will be issued pursuant to an indenture (the "Indenture") among the Operating Partnership, the Company and The Bank of New York, as trustee (the "Trustee"), and a supplemental indenture (the "Supplemental Indenture") among the Operating Partnership, the Company and the Trustee.

     As counsel to the Operating Partnership, we are generally familiar with the proceedings taken and proposed to be taken by the Operating Partnership in connection with the authorization and issuance of the Debt Securities and, for the purposes of this opinion, have assumed such proceedings will be timely and properly completed in the manner presently proposed and as contemplated in the Prospects and the Prospectus Supplement.

     In connection with our preparation and delivery of this opinion, we have examined originals or copies certified or otherwise identified to our satisfaction as being true and complete copies of the Operating Partnership's Second Amended and Restated Agreement of Limited Partnership and such records, certificates and other documents of the Operating Partnership and the Company, and have considered such questions of law, as we have considered necessary or appropriate for the purpose of this opinion. As to certain matters of fact relevant to our
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Cabot Industrial Properties, L.P.
April 29, 1999
Page 2



conclusions expressed herein, we have relied upon certificates of public officials and written or oral statements or other representations of officers of the Company. In rendering this opinion, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies. In addition, this opinion is based on applicable law and our knowledge and understanding of relevant factual matters as of the date hereof.

     Based upon and subject to the foregoing and to the assumptions, conditions and limitations set forth herein, we are of the opinion that the Debt Securities will, when issued against payment therefor as contemplated by the Prospectus Supplement, be legally issued and enforceable obligations of the Operating Partnership.

     The opinion set forth herein is subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of, or contribution to, a party with respect to a liability where such indemnification or contribution is contrary to public policy; (iv) we express no opinion concerning the enforceability of any waiver of rights or defenses with respect to stay, extension or usury laws; and (v) we express no opinion with respect to whether acceleration of the Debt Securities may affect the collectability of any portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon.


                                         Very truly yours,


                                         MAYER, BROWN & PLATT